UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 30, 2026

Datavault AI Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-38608 (Commission File Number)	30-1135279 (IRS Employer Identification No.)

One Commerce Square

2005 Market Street, Suite 2400

Philadelphia, Pennsylvania 19103

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (408) 627-4716

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	DVLT	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

As previously announced by Datavault AI Inc. (“Datavault”) on February 26, 2026, Datavault’s board of directors (the “Board”) declared a dividend (the “Distribution”) of Josh Gibson Coin tokens (the “Gibson Coins”) to eligible record equity holders of common stock, par value $0.0001 per share, of Datavault (the “Common Stock”) and other equity securities. Such eligible holders are the holders of the following Datavault securities, in each case as of the close of business on March 9, 2026 (such date, subject to the right of the board of directors of Datavault to change to a later date, the “Record Date”): (i) Common Stock (such record holders, the “Record Common Holders”), (ii) certain warrants to purchase Common Stock that have not been exercised and settled prior to the Record Date (and which have the right to participate in the Distribution pursuant to the terms of their respective warrants) (such record holders, the “Record Warrant Holders”), and (iii) certain equity awards and/or grants that are issued and outstanding as of the Record Date and which were granted under Datavault’s stock option, stock incentive or other equity incentive plans that have not been exercised or converted and settled (or in the case of restricted stock awards, that have not yet vested) prior to the Record Date and which are entitled to participate in the Distribution pursuant to the terms of their respective awards and/or grants (such record holders, the “Record Award Holders” and together with the Record Common Holders and the Record Warrant Holders, the “Record Holders”). The preceding Datavault securities held by the Record Holders as of the Record Date are collectively referred to herein as the “Datavault Securities.”

The Distribution will be (i) made on the basis of one Gibson Coin for each share of Common Stock held (or underlying the applicable Datavault Securities held) by such Record Holders on the Record Date and (ii) paid beginning on April 30, 2026 (or such other date as determined by the Datavault Board, the “Payment Date”), subject to the satisfaction of the Payment Conditions (as defined below) by the applicable Record Holder.

Record Holders are entitled to participate in the Distribution and receive Gibson Coin(s) subject to satisfying the following conditions (the “Payment Conditions”):

(i)	having (or setting up) a digital wallet with Datavault into which the Gibson Coins can be delivered on or after the Payment Date; and

(ii)	electing to receive the Distribution by completing, executing and submitting an Opt-In Agreement (the “Opt-In Agreement”) to Datavault’s Information Agent, Alliance Advisors (the “Information Agent”) via the Distribution Website (as defined below) (together, the “Payment Conditions”).

All Record Holders must initiate the process of electing to receive their respective portion of the Distribution by having (or setting up) a digital wallet with Datavault and completing the Opt-In Agreement by navigating to http://www.joshgibsoncoin.com (the “Distribution Website”) hosted by the Information Agent.

Commencing on March 30, 2026, the Information Agent will mail to the Record Holders a letter describing the Distribution and informing such holders about the process of electing to receive their respective portion of the Distribution (the “Information Letter”). However, if any Record Common Holder holds its shares of Datavault Common Stock in an account at a brokerage firm, bank, dealer or other similar organization, then such holder holds their shares in “street name” and the organization holding such account should receive the Information Letter from Datavault and will be responsible for further distributing the Information Letter to such holders. The Information Letter instructs Record Holders that they must elect to receive their respective portion of the Distribution by accessing the Distribution Website at http://www.joshgibsoncoin.com.

On the Distribution Website, Record Holders will be able to access an FAQ regarding the Distribution, instructions for setting up a digital wallet with Datavault, and a form of opt-in agreement (the “Opt-In Agreement”) to be completed by each such holder.

Record Holders who do not elect to participate in the Distribution and satisfy the Payment Conditions will not be eligible to receive any payment of the Gibson Coins until such time as the Payment Conditions have been satisfied, and in the case of any shares of Datavault Common Stock held in “street name” with a brokerage firm, bank, dealer or other similar organization, until such time as the Information Agent has also been able to verify such Record Holder’s holdings with such brokerage firm, bank, dealer or other similar organization.

The foregoing summary of the Distribution and the above referenced materials does not purport to be complete and is qualified in its entirety by reference to the full text of the (i) form of information letter distributed to Record Holders, (ii) form of Opt-In Agreement for Record Holders, (iii) sample instructions for setting up a digital wallet with Datavault, and (iv) frequently asked questions regarding the Distribution, copies of which are filed herewith as Exhibits 99.1, 99.2, 99.3, and 99.4, respectively.

Cautionary Note Regarding Forward-Looking Statements

The information in this Current Report on Form 8-K may contain “forward-looking statements” (within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of Securities Exchange Act of 1934, as amended, the Private Securities Litigation Reform Act of 1995, as amended, and other securities laws) about Datavault AI Inc. (“Datavault,” the “Company,” “us,” “our,” or “we”) and our industry that involve risks and uncertainties. In some cases, forward-looking statements can be identified by words such as “may,” “might,” “will,” “shall,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential,” “goal,” “objective,” “seeks,” “likely” or “continue” or the negative of these words or other similar terms or expressions that concern our expectations, strategy, plans or intentions. The absence of these words does not mean that a statement is not forward-looking.

Such forward-looking statements, including, but not limited to, statements regarding our declaration and/or payment of dividends, our expectations regarding the terms and/or timing of the Distribution (including that the Board may change the Record Date and/or the Payment Date and may revoke the Distribution entirely), and whether we will proceed with the Distribution, are necessarily based upon estimates and assumptions that, while considered reasonable by Datavault and its management, are inherently uncertain. Forward-looking statements are based on the current beliefs, assumptions, and expectations of management and current market conditions. Readers are cautioned not to place undue reliance on these and other forward-looking statements contained herein. There can be no assurance that future dividends will be declared, and the payment of any dividend is expressly conditioned on the Board not revoking any or all dividends before its payment date. Actual results may differ materially from those indicated by these forward-looking statements as a result of various risks and uncertainties including, but not limited to, the following: risks related to legal proceedings that may be instituted against Datavault regarding the Distribution; risks associated with the right of the Board to change the Record Date and/or the Payment Date, and/or to revoke the Distribution prior to the Payment Date; changes in economic, market or regulatory conditions; risks relating to evolving regulatory frameworks applicable to tokenized assets; and other risks and uncertainties as more fully described in Datavault’s filings with the SEC including its Annual Report on Form 10-K for the year ended December 31, 2024 and other filings that Datavault makes from time to time with the SEC, which are available on the SEC’s website at www.sec.gov, and could cause actual results to vary from expectations.

The forward-looking statements made in this Current Report on Form 8-K relate only to events as of the date on which the statements are made. Datavault undertakes no obligation to update any forward-looking statements made in this Current Report on Form 8-K to reflect events or circumstances after the date hereof or to reflect new information or the occurrence of unanticipated events, except as required by law. Datavault may not actually achieve the plans, intentions or expectations disclosed in its forward-looking statements, and you should not place undue reliance on such forward-looking statements. Datavault’s forward-looking statements do not reflect the potential impact of any future acquisitions, mergers, dispositions, joint ventures or investments it may make.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Form of Information Letter Distributed to Record Holders
99.2	Form of Opt-In Agreement for Record Holders
99.3	Sample instructions for setting up a digital wallet with Datavault AI Inc.
99.4	Frequently Asked Questions regarding the Josh Gibson Coin
104	Cover Page Interactive Data File, formatted in Inline Extensible Business Reporting Language (iXBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATAVAULT AI INC.

By:	/s/ Brett Moyer
	Name:	Brett Moyer
	Title:	Chief Financial Officer

Date: March 30, 2026